                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             THE MEXICO FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             THE MEXICO FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                             THE MEXICO FUND, INC.
                       77 ARISTOTELES STREET, 3RD FLOOR
                                    POLANCO
                          11560 MEXICO, D.F., MEXICO

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 28, 1997

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meet-ing") of The Mexico Fund, Inc. (the "Fund") will be held at The RIHGA Royal Hotel, 151 W. 54th Street, New York, New York, 10019 on February 28, 1997 at 2:00 P.M. for the following purposes:

    (1) To elect two Directors;

    (2) To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for its fiscal year ending October 31, 1997;

    (3) To transact such other business as may properly come before the Meet-ing or any adjournment thereof.

  The Board of Directors has fixed the close of business on December 30, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to no-tice of, and to vote at, the Meeting and any adjournment thereof.

  You are cordially invited to attend the Meeting. All shareholders are re-quested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is be-ing solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                          Samuel Garcia-Cuellar
                                              Secretary

New York, New York
Dated: December 30, 1996

   PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO AT-TEND THE MEETING, PLEASE FILL IN, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EX-PENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

                             THE MEXICO FUND, INC.

                       77 ARISTOTELES STREET, 3RD FLOOR
                                    POLANCO
                          11560 MEXICO, D.F., MEXICO

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 28, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Mexico Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Share-holders of the Fund (the "Meeting") to be held at The RIHGA Royal Hotel, 151
W. 54th Street, New York, New York, 10019 on February 28, 1997 at 2:00 P.M. and at any adjournment thereof. The approximate mailing date of this Proxy Statement is December 30, 1996. The report for the fiscal year ended October 31, 1996, including financial statements, accompanies the mailing of this Proxy Statement. A representative of Arthur Andersen LLP, who is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so as well as be available to answer questions of share-holders.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked thereon with respect to Proposals 1, 2 and 3, a proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Sharehold-ers should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Any shareholder giving a proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior proxy) and also the right to revoke the proxy at any time by written notice received by the Fund prior to its exercise.

  In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which vote FOR any proposals, in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal to be voted on at such adjournment, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

  The Board of Directors has fixed the close of business on December 30, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of October 31, 1996, the Fund had outstanding 49,715,907 shares of common stock, par value $1.00 per share. To the knowledge of management of the Fund, as of December 17, 1996, no party beneficially owned more than 5% of the outstanding shares of common stock of the Fund.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  On July 22, 1987, the Board of Directors unanimously approved an amendment to the Fund's By-Laws to provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will ex-pire. Messrs. Philip Caldwell's and Ernesto Fernandez Hurtado's terms expire this year. Mr. Fernandez Hurtado has resigned from the Board of Directors ef-fective December 31, 1996. Messrs. Philip Caldwell and Jaime Serra-Puche have been nominated as Class I Directors for a three year term expiring in 2000. The nominees have indicated an intention to serve if elected and have con-sented to be named in this Proxy Statement.

  The Board of Directors of the Fund knows of no reason why any of these nomi-nees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. The Fund's Directors and executive officers bene-ficially own less than 0.1% of the Fund's common stock. None of the Directors, with the exception of Messrs. Philip Caldwell and Jose Luis Gomez Pimienta, is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

  The nominees for election as Class I Directors are as follows:

                        CLASS I (TERM EXPIRING IN 2000):

                                                                            SHARES OF COMMON
                                                                           STOCK BENEFICIALLY
                                 PRINCIPAL OCCUPATION                        OWNED AND % OF
                                 FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
   NAME AND ADDRESS            AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/96(1)
   ----------------            -----------------------        --- -------- ------------------
Philip Caldwell*++       Director and Senior Managing          76   1991          --
World Financial Center   Director, Lehman Brothers Inc.
200 Vesey Street, 19th   (investment banking); Director,
Floor                    Zurich Reinsurance Centre Holdings,
New York, NY 19285-1900  Inc. (reinsurance); Director, Zurich
                         Holding Company of America, Inc.
                         (insurance); Director, American
                         Guaranty & Liability Insurance Co.
                         (insurance); Director, Russell
                         Reynolds Associates, Inc. (executive
                         recruitment); Director, Waters
                         Corporation (manufacturers of
                         scientific test instruments);
                         Chairman of the Board, Mettler-
                         Toledo Holdings Inc. (manufacturer
                         of scales and other weighing
                         instruments); previously, Chairman
                         of the Board, Chief Executive
                         Officer, succeeding Henry Ford II,
                         Ford Motor Company (automobiles);
                         Director, Federated Department
                         Stores, Inc. (department stores);
                         Director, Kellogg Company (food
                         products); Director, Shearson Lehman
                         Brothers Holdings, Inc. (investment
                         banking); Director, Specialty
                         Coatings International, Inc.
                         (packaging materials); Director,
                         Castech Aluminum Group, Inc.
                         (aluminum manufacturing).

                                                                           SHARES OF COMMON
                                                                          STOCK BENEFICIALLY
                                PRINCIPAL OCCUPATION                        OWNED AND % OF
                                FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
   NAME AND ADDRESS           AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/96(1)
   ----------------           -----------------------        --- -------- ------------------
Jaime Serra-Puche       Senior Partner, Serra and Associates  45   --            --
Edificio Plaza Reforma  International (law and economics
600-103                 consulting firm); Weinberg Visiting
Sante Fe                Professor, Princeton University;
01210 Mexico, D.F.,     Trustee, Yale University;
Mexico                  previously, Secretary of Finance
                        (Mexico); Secretary of Trade and
                        Industry (Mexico); Chairman of the
                        Board, Industrial Property
                        Institute; Chairman of the Board,
                        Mexican Investment Board; Board
                        Member, Central Bank of Mexico;
                        Board Member, Comision Nacional de
                        Valores (the Mexican National
                        Securities Commission); Chairman,
                        National Commission on Foreign
                        Investment (Mexico); Chairman,
                        Commission for the Modernization of
                        the Medium and Small Industry
                        (Mexico); Chairman, Commission for
                        Export Promotion (Mexico); Member,
                        Commission for the Evaluation of the
                        Pact for Stability, Competitiveness
                        and Labor (Mexico); Member,
                        Intersecretarial Commission for
                        Public Expenditure and Revenue
                        (Mexico); Minister in charge of
                        negotiations for Mexico, North
                        American Free Trade Agreement and
                        the trade agreements entered into by
                        Mexico with Chile, Bolivia,
                        Venezuela, Colombia and Costa Rica;
                        Distinguished Visiting Associate,
                        Carnegie Endowment for International
                        Peace.

CONTINUING DIRECTORS

  The balance of the current Directors consists of three Class II and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown be-low. The Directors are as follows:

                       CLASS II (TERM EXPIRING IN 1998):

                                                                         SHARES OF COMMON
                                                                               STOCK
                                                                           BENEFICIALLY
                               PRINCIPAL OCCUPATION                       OWNED AND % OF
                               FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
  NAME AND ADDRESS           AND OTHER DIRECTORSHIPS        AGE  SINCE    ON 10/31/96(1)
  ----------------     ------------------------------------ --- -------- -----------------
Claudio X. Gonzalez++  Chairman of the Board and Chief       62   1981           --
Lagrange 103           Executive Officer, Kimberly-Clark de
11560 Mexico, D.F.,    Mexico, S.A. de C.V. (consumer
Mexico                 products); Director, Grupo
                       Financiero Banamex Accival, S.A. de
                       C.V. (banking); Director, Banco
                       Nacional de Mexico, S.A. (bank);
                       Director, Grupo Carso (holding
                       company); Director, Grupo Industrial
                       Alfa, S.A. (industrial development
                       companies); Director, Grupo
                       Industrial Minera Mexico, S.A. de
                       C.V. (mining); Director, Kimberly-
                       Clark (U.S.A.); Director, Kellogg
                       Company (U.S.A.) (food products);
                       Director, General Electric Co.
                       (U.S.A.); Director, Planet Hollywood
                       Int. (theme entertainment);
                       Supervisory Director, The First
                       Mexico Income Fund N.V.; Director,
                       Seguros de Mexico, S.A. (insurance);
                       Director, Telefonos de Mexico;
                       Director, IBM Latinoamerica;
                       International Advisory Board,
                       Chemical Corp.

Jose Luis Gomez        President, The Mexico Fund, Inc.;     57   1989           --
Pimienta*              President and Supervisory Director,
Aristoteles 77, 3rd    The First Mexico Income Fund N.V.;
Floor                  Chairman of the Board and Director
Col. Polanco           General, Impulsora del Fondo Mexico,
11560 Mexico, D.F.,    S.A. de C.V. (investment adviser).
Mexico

Robert L. Knauss++     Chairman of the Board and Chief       65   1985         1,333
University of Houston  Executive Officer, Baltic
Law Center             International USA, Inc. (aviation
Houston, TX 77204      investments); Director, Equus Ltd.
                       II (financial investment); Director,
                       Allwaste Inc. (environmental
                       services); previously, Dean and
                       Distinguished University Professor,
                       University of Houston Law School.

                       CLASS III (TERM EXPIRING IN 1999):

                                                                            SHARES OF COMMON
                                                                                  STOCK
                                                                              BENEFICIALLY
                                  PRINCIPAL OCCUPATION                       OWNED AND % OF
                                  FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
    NAME AND ADDRESS            AND OTHER DIRECTORSHIPS        AGE  SINCE    ON 10/31/96(1)
    ----------------      ------------------------------------ --- -------- -----------------
Juan Gallardo T.++        Chairman of the Board and Chief       49   1985          --
Monte Caucaso 915         Executive Officer, Grupo
4th Floor                 Embotelladoras Unidas S.A. de C.V.
Lomas de Chapultepec      (bottling); Chairman of the Board
11000 Mexico, D.F.,       and Chief Executive Officer, Grupo
Mexico                    Azucarero Mexico, S.A. de C.V.
                          (industrial group); Coordinator,
                          Mexican Business Council for the
                          North American Free Trade Agreement
                          (NAFTA); Vice Chairman of the Board,
                          Grupo Industrial Minera Mexico, S.A.
                          de C.V. (mining); Chairman of the
                          Board of Supervisory Directors, The
                          First Mexico Income Fund N.V.;
                          Director, Alcatel-Indetel, S.A.
                          (telecommunications equipment);
                          Director, Clevite de Mexico, S.A. de
                          C.V. (auto parts); Member of the
                          International Advisory Council, Bank
                          of Montreal (bank); Director,
                          Nacional de Drogas (pharmaceutical
                          distribution company); Director,
                          Bombardier Concarrill
                          (manufacturing); Director, Bufete
                          Industrial, S.A. de C.V.
                          (construction); Vice Chairman of the
                          Board, Home Mart de Mexico (retail
                          trade); Member of the International
                          Advisory Council, Lafarge Coppe.

Agustin Santamarina V.++  Of Counsel, Santamarina y Steta (law  70   1981          --
Campos Eliseos 345, 3rd   firm); Chairman of the Board,
Floor 11560 Mexico,       Alcatel-Indetel, S.A. de C.V.
D.F., Mexico              (telecommunications equipment);
                          Chairman of the Board, Apasco S.A.
                          de C.V. (cement and other
                          construction materials); Chairman of
                          the Board, John Deere, S.A. de C.V.
                          (agricultural equipment); Chairman
                          of the Board, Cummins, S.A. de C.V.
                          (diesel engines); Vice Chairman of
                          the Board, Kimberly-Clark de Mexico,
                          S.A. de C.V. (consumer products);
                          Director, Deere & Company
                          (agricultural, industrial and lawn
                          and garden equipment); Director,
                          Grupo Carso, S.A. de C.V.
                          (diversified holding company);
                          Director, Grupo Industrial Minera
                          Mexico, S.A. de C.V. (mining);
                          Director, Grupo Modelo, S.A. de C.V.
                          (breweries and beer distribution);
                          Director, Grupo Condumex, S.A. de
                          C.V. (electronic cables, auto parts
                          and cables); Director, Corporacion
                          Industrial Sanluis, S.A. de C.V.
                          (mining and auto parts); Director,
                          Industrias Nacobre, S.A. de C.V.
                          (copper products); previously,
                          Director, Grupo Financiero
                          Invermexico, S.A. de C.V. (banking
                          and stock brokerage).

---------------------
(1) The information as to beneficial ownership is based on statements fur-nished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power, and in the ag-gregate represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1996.

++  Audit Committee and Contract Review Committee Member.

* Directors who are "interested persons" (as defined in the 1940 Act ("inter-ested directors")). Messrs. Philip Caldwell and Gomez Pimienta are deemed to be interested directors by reason of their respective affiliations with Lehman Brothers, Inc., 3 World Financial Center, New York, New York 10285, a registered broker-dealer, and with the Fund's investment adviser, Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser").

    The Fund has a standing Audit Committee and Contract Review Committee. The Audit Committee reviews both the audit and non-audit work of the Fund's inde-pendent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters. The Contract Review Com-mittee reviews the terms of the Fund's investment advisory agreement, includ-ing the rate of compensation, and submits a recommendation to the Board of Di-rectors as to the approval and/or renewal of the Fund's investment advisory agreement. During the Fund's fiscal year ended October 31, 1996, the Board held four regular meetings and four special meetings, one of which was in the capacity of the Audit Committee. Except for Mr. Agustin Santamarina V., each Director then in office attended at least 75% of the total number of regular meetings of the Board and applicable special meetings of the Board.

    During the fiscal year ended October 31, 1996, the Fund paid each Director, with the exception of Mr. Gomez Pimienta, an annual retainer of $12,000 and $2,000 per meeting attended. The Fund also paid a $1,500 per diem fee to each non-Mexican Director for travel required to attend a Board meeting and reim-bursed all Directors, with the exception of Mr. Gomez Pimienta, for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reimbursed to the Directors for the twelve-month period ended October 31, 1996 was $162,892. The Fund will pay fees and expenses to its Directors as described above except that in the event of a Board meeting taking place on the same date as a meeting of the board of directors of any other investment company advised by the Fund's investment adviser, the $1,500 per diem fee of any non-Mexican Director of the Fund who is also a director of any such other investment company shall be shared equally between the Fund and such other investment company.

    The following table sets forth the aggregate compensation (not including per diem fees and expense reimbursement) paid by the Fund to each Director (other than Mr. Gomez Pimienta) during the fiscal year ended October 31, 1996, as well as the total compensation paid by the Fund to each Director.

                                        PENSION OR RETIREMENT TOTAL COMPENSATION
                            AGGREGATE     BENEFITS ACCRUED        FROM FUND
                           COMPENSATION      AS PART OF          COMPLEX PAID
    NAME OF DIRECTOR        FROM FUND       FUND EXPENSES        TO DIRECTORS
    ----------------       ------------ --------------------- ------------------
Juan Gallardo T.              28,000            None                28,000
Philip Caldwell               24,000            None                24,000
Ernesto Fernandez Hurtado     28,000            None                28,000
Claudio X. Gonzalez           28,000            None                28,000
Robert L. Knauss              28,000            None                28,000
Agustin Santamarina V.        18,000            None                18,000

  The executive officers of the Fund and their principal occupations for the past five years are: Jose Luis Gomez Pimienta (age 57), President, who also serves as Chairman of the Board and Director General of the Adviser; Samuel Garcia-Cuellar (age 54), Secretary, who is a partner of Creel, Garcia-Cuellar y Muggenburg, S.C., Mexican counsel to the Fund and to the Adviser and also Secretary of the Adviser; and Carlos Woodworth Ortiz (age 53), who is Trea-surer of the Fund and a Deputy Director of the Adviser. Allan S. Mostoff (age
64) and Sander M. Bieber (age 46), partners of Dechert Price & Rhoads, U.S. counsel to the Fund, are Assistant Secretaries of the Fund.

  The Board of Directors recommends that shareholders vote FOR the election of the two nominees to the Fund's Board of Directors.

            PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors, upon recommendation of the Audit Committee, has se-lected Arthur Andersen LLP as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 1997. Audit services performed by Arthur Andersen LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax re-turns. The Fund knows of no direct or indirect interest of such firm in the Fund.

  A representative of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to respond to questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratifica-tion of the selection of Arthur Andersen LLP as independent public accoun-tants.

                           PROPOSAL 3: OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

  THE ADVISER. Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), 77 Aristoteles Street, 3rd Floor, Polanco, 11560 Mexico D.F., Mexico has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives an advisory fee rate of 0.85% of the Fund's average daily net assets up to $200 million, 0.70% of such as-sets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. For the fiscal year ended October 31, 1996, total advisory fees paid by the Fund to the Adviser aggregated $5,831,370 based on average net assets for the fiscal year of approximately $852,559,507. The Adviser is a Mexican corporation incorporated in 1980 in order to serve as investment ad-viser to the Fund.

  Pursuant to an Administrative Services Agreement, effective April 1, 1994, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund's Trustee (described below), including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund's auditors in the preparation and fil-ing of tax reports and returns. This agreement is currently in effect through August 31, 1997.

  THE TRUST AGREEMENT AND THE TRUSTEE. At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer"), as the new Trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional de Bancaria y Valores ("CNBV") and the Mexican Foreign Investment Commission to permit Bancomer to become Trustee. Bancomer is one of the largest banking institutions in Mexico and maintains a large fiduciary department in Mexico. Its operations are su-pervised and regulated by the Ministry of Finance and Public Credit of Mexico. The Trustee clears all securities transactions, verifies that purchases and sales of securities by the Trust on behalf of the Fund are made in accordance with appropriate instructions, deposits cash balances in the Fund's investment account on a daily basis and delivers to the Fund a statement of all trades on a daily basis.

  Under this new arrangement, effective October 5, 1995, Bancomer receives Ps. 600,000 (approximately $75,019 as computed based on the peso/dollar exchange rate on October 31, 1996) per year for three years, subject to a monthly in-crease linked to the Mexican Consumer Price Index on a monthly cumulative ba-sis. This fee arrangement will result in significantly lower Trustee fees to the Fund. In this regard, the Fund entered into a definitive arrangement on October 5, 1995 with Bancomer and Nacional Financiera, S.N.C. ("Nafin"), the previous Trustee, which provided for the succession of Bancomer as Trustee.

  Under the previous Trust Agreement, the Fund paid the Trustee for adminis-tration of the Trust, including portfolio accounting and valuation, a fee, paid quarterly, on the basis of the Fund's average daily net asset value (as translated into dollars) at the annual rate of 0.12% (formerly 0.25%) of the first $75 million of average daily net assets and 0.10% (formerly 0.20%) of the excess over $75 million. The fee was renegotiated effective December 1, 1990 by the Fund. For the fiscal years ended October 31, 1992, 1993 and 1994 the Fund paid Nafin fees as Trustee in the amount of $633,746, $749,880 and $809,097, respectively. Pursuant to an amended agreement with Nafin effective May 1, 1994, the Fund paid Nafin a fixed annual fee of $350,000 in the fiscal year ended October 31, 1995.

  The Trust was originally created within the Fiduciary Department of Nafin pursuant to a Trust Agreement dated May 28, 1981, with Nafin acting as Trust-ee. The CNBV and the Mexican Foreign Investment Commission approved designa-tion of the Fund as sole beneficiary of the Trust. The Trust Agreement pro-vides that the Fund's assets in the Trust are to be held, invested and rein-vested for the benefit of the Fund in accordance with the rules of the CNBV. Any change in Trustees is also subject to the approval of the CNBV and the Mexican Foreign Investment Commission. The CNBV and the Mexican Foreign In-vestment Commission also must approve any assignment of rights by the Fund and any other amendment to the Trust Agreement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's of-ficers and Directors, and persons who own more than ten percent of a regis-tered class of the Fund's securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent shareholders are also required by such regulations to furnish the Fund with copies of all
Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, the Fund believes that during fiscal year 1996, its officers and Directors com-plied with all applicable filing requirements under the Securities Exchange Act of 1934. The Fund is not aware of any shareholder owning more than ten percent of the Fund's shares.

COUNSELORS

  In December, 1993, five Directors of the Fund announced their resignation from the Board. In each case, the Directors resigned because of their other affiliations and business activities. These Directors are Messrs. David Gemmill, Antonio Madero, Joaquin Munoz Izquierdo, Bernardo Quintana and Dr. Martin Murtfeld. In order to retain their counsel for the benefit of the Fund, the Board amended the Fund's By-Laws to allow for counselors to the Fund. Be-cause of each individual's extensive experience with, and knowledge of, the Mexican business community, each of these individuals continues to serve the Fund as a counselor to the Fund. Each counselor provides advice, furnishes in-formation about the securities and currency markets, political developments, economic factors and trends, and business trends and developments. A counselor normally attends Board meetings but does not vote at meetings of the Board of Directors or manage the business and affairs of the Fund, nor does a counselor have the power to determine that any security will be purchased or sold by the Fund. Each counselor is paid as compensation for services rendered a fee of $4,000 for each regularly scheduled Board and Committee meeting attended, $2,000 for attendance at special meetings of the Board or a Committee, a $1,500 per diem fee for travel required to attend a Board meeting, and is re-imbursed for reasonable expenses incurred in attending meetings or otherwise.

                                   EXPENSES

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable ex-penses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meet-ing, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund. It is not anticipated that the cost of such supplementary solicitation will be material.

                                 VOTE REQUIRED

  The presence in person or by proxy of the holders of a majority of the out-standing shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1), ratification of the selection of indepen-dent public accountants (Proposal 2), and approval to transact such other business as may properly come before the Meeting (Proposal 3), will require the approval of the majority of votes validly cast at the Meeting.

  The Fund's annual report which accompanies this Proxy Statement, including the Fund's financial statements for the fiscal year ended October 31, 1996 and notes to such financial statements, is hereby incorporated by reference.

                             SHAREHOLDER PROPOSALS

  If a shareholder intends to present a proposal at the 1998 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 1, 1997.

                               ----------------

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Samuel Garcia-Cuellar
                                             Secretary
Dated: December 30, 1996

                            THE MEXICO FUND, INC.

           Proxy Solicited on Behalf of the Board of Directors for
                        Annual Meeting of Shareholders

     The undersigned shareholder of The Mexico Fund, Inc. a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of Shareholders of the Fund, to be held at The RIHGA Royal Hotel, 151 West 54th Street, New York, New York 10019, on February 28, 1997 at 2:00 P.M., New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 3 AS SET FORTH IN THIS PROXY.

     The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated December 31, 1996.

                          (CONTINUED ON REVERSE SIDE)

      Please mark your
A [X] votes as in this
      example

1. Election of the nominees listed at right to          FOR           WITHHELD
   serve as members of the Fund's Board of
   Directors, as Class I Directors, for a               [ ]             [ ]
   term expiring in 2000 and until their
   successors are elected and qualified:

For, except as marked to the contrary below:

--------------------------------------------

Nominees: Philip Caldwell
          Jaime Serra-Puche

2. Ratification of the selection of Arthur      FOR     AGAINST    ABSTAIN
   Andersen LLP as independent public
   accountants of the Fund for the fiscal       [ ]       [ ]        [ ]
   year ending October 31, 1997.

3. In their discretion of the above named proxies, such other business as may properly come before the Meeting or any adjournment thereof.


SIGNATURE(S) __________________________________ DATED _______________________

NOTE: Please sign, date and return promptly. Signature(s) should be exactly as name or names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full name.